SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2008

POINT THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-19410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)
70 WALNUT STREET, WELLESLEY HILLS, MASSACHUSETTS 02481
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (781) 239-7502

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2007, Point Therapeutics, Inc. ("Point") issued a press release announcing that on January 4, 2007, Point received an additional notice of non-compliance from the staff of the Listing Qualifications Department of The NASDAQ Stock Market LLC.

The notice was based upon Point’s failure to solicit proxies and hold an annual meeting of stockholders prior to December 31, 2007, as required by NASDAQ Marketplace Rules 4350(g) and 4350(e), respectively. The notice was issued in accordance with NASDAQ rules and procedures and notwithstanding the recent decision of the NASDAQ Listing Qualifications Panel (the "Panel") which granted Point’s request for continued listing on NASDAQ, pending completion of its proposed merger with DARA BioSciences, Inc. ("DARA") on or before January 30, 2008.

A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

99.1 - Press release issued by Point dated January 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.

January 10, 2008	By: /s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Secretary

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Description
99.1	Press release issued on January 10, 2008.